UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of The
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported):      August 5, 2009

SEREFEX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24362	59-2412164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1032
Hudson, Ohio 44236
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (330) 541-6115

30700 Solon Industrial Parkway, Suite C
Solon, Ohio  44139
(Former Name or Former Address, if Changed Since Last Report)

SECTION 4.  Matters Related to Accountants and Financial Statements.

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Serefex’s financial statements for the year ended May 31, 2008 were unaudited due to the bankruptcy of its principal subsidiary, WP Hickman Systems, Inc. (“Hickman”).  The Company’s financial statements for the year ended December 31, 2006 were audited by Lake & Associates CPA’s LLC.  The Company changed its year end to May 31 when it acquired Hickman in October 2007.At the time of the Hickman acquisition, the accounting firm of Maloney & Novotny, LLC had been engaged by Hickman.  In view of the nature of the transaction, on December 27, 2007, the Board of Directors of Serefex engaged Maloney & Novotny, LLC to serve as the Company’s independent registered public accountants and notified its prior accountants, Lake & Associates CPA’s, LLC of this action.  On August 19, 2009 the Company received a resignation letter dated August 5, 2009 from Maloney and Novotny, LLC.  The Company is in the process of exploring the engagement of a new accounting firm.

During the Company’s year ended December 31, 2006, and through February 28, 2009, neither the Company, nor anyone on its behalf, consulted with Maloney and Novotny or Lake & Associates CPA’s LLC (collectively the “Accountants”) with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided by the Accountants to the Company that the Accountants concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s year ended December 31, 2006, and through February 28, 2009, there were no disagreements between the Company and the Accountants on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to the independent accountant’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Company’s financial statements for the relevant year; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Accountant’s audit report on the Company’s financial statements for the year ended December 31, 2006, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

Item 8.01.  Other Event

The Company has relocated its corporate offices to P.O. Box 1032, Hudson, Ohio  44236 and its new telephone number is (330) 541-6115.

Item 9.01.  Exhibit

(14) Letter of resignation of Maloney & Novotny, LLC as the Company’s certified public accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEREFEX CORPORATION
(Registrant)

By:           /s/ Brian Dunn
Brian Dunn, President
Date:   September 10, 2009

December 27, 2007

Office of the Chief Accountant
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Dear Sirs/Madams:

We have read the statements included in the Form 8-K, dated September 26, 2007, for Serefex Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained in Item 4.01 insofar as they relate to our resignation as the principal independent auditor and our audit for the year ended December 31, 2006, and the review for the interim periods ended March 31, 2007, June 30, 2007, and September 30, 2007. We had no disagreement with Serefex Corporation for the interim period up to December 28, 2007.

Very truly yours,

/s/ Lake & Associates CPA's LLC
Lake & Associates CPA's LLC
Boca Raton, FL